Exhibit 10.2


                                    FORM OF
                              LTIP UNIT AGREEMENT
                                   UNDER THE
                         PROVIDENT SENIOR LIVING TRUST
                           LONG TERM INCENTIVE PLAN


Name of Grantee:
Number of LTIP Units:
Purchase Price per LTIP Unit:
Grant Date:
Final Acceptance Date:


     Pursuant to the Provident Senior Living Trust Long Term Incentive Plan, as in effect from time to time (the "Plan"), and the Amended and Restated Agreement of Limited Partnership of PSLT OP, L.P., dated as of August 3, 2004, as amended from time to time (the "Partnership Agreement"), the Compensation Committee (the "Committee") of Provident Senior Living Trust ("Provident Trust"), a Maryland real estate investment trust and the sole member of PSLT GP, LLC ("GP") the general partner of PSLT OP, L.P. (the "Partnership"), hereby grants to the Grantee named above an award (an "Award") in the form of, and by causing the Partnership to issue to the Grantee named above, a Partnership Interest (as defined in the Partnership Agreement) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Partnership Agreement, such Partnership Interest to be expressed as a number of LTIP Units (as defined in the Plan and the Partnership Agreement). Upon acceptance of this LTIP Unit Agreement (this "Agreement"), the Grantee shall receive the number of LTIP Units specified above, subject to the restrictions and conditions set forth herein, in the Plan and in the Partnership Agreement.

     1. Acceptance of Agreement. The Grantee shall have no rights with respect to this Agreement unless he or she shall have accepted this Agreement prior to the close of business on the Final Acceptance Date specified above by (i) making a contribution to the capital of the Partnership by certified or bank check or other instrument acceptable to the Committee of the Purchase Price per LTIP Unit specified above, multiplied by the number of LTIP Units to be issued to the Grantee as part of this Award, (ii) signing and delivering to the Partnership a copy of this Agreement and (iii) unless the Grantee is already a Limited Partner (as defined in the Partnership Agreement), signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Annex A). The Purchase Price per LTIP Unit paid by the Grantee shall be deemed a contribution to the capital of the Partnership upon the terms and conditions set forth herein and in the Partnership Agreement. Upon acceptance of this Agreement by the Grantee, the Partnership Agreement shall be amended to reflect the issuance to the Grantee of the LTIP Units so accepted, and the Partnership shall deliver to the Committee (to be held for the benefit of the Grantee) a certificate certifying the number of LTIP Units then issued to the Grantee. Thereupon, the Grantee shall have all the rights of a Limited Partner of the Partnership with respect to the number of LTIP Units specified

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above, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified in Section 2 below, in the Plan and in the Partnership Agreement.

     2. Restrictions and Conditions.

          (a) The records of the Partnership evidencing the LTIP Units granted herein shall bear an appropriate legend, as determined by the Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein, in the Plan and in the Partnership Agreement.

          (b) LTIP Units granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting in accordance herewith.

          (c) If the Grantee's service with Provident Trust and all of its Affiliates (as defined in the Plan) is voluntarily or involuntarily terminated for any reason prior to the full vesting of the LTIP Units granted herein, the Partnership shall have the right, at the discretion of the Committee, to repurchase any such unvested LTIP Units from the Grantee or the Grantee's legal representative at the Purchase Price per LTIP Unit. The Partnership must exercise such right of repurchase or forfeiture by written notice to the Grantee or the Grantee's legal representative not later than 90 days following such termination of service.

     3. Vesting of LTIP Units. The restrictions and conditions in Section 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule, so long as the Grantee remains in continuous service with Provident Trust or any of its Affiliates through such Vesting Date or Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Section 2 shall lapse only with respect to the percentage of LTIP Units accepted by the Grantee hereunder that is specified as vested on such date.

               Percentage of
             LTIP Units Vested                  Vesting Date







Subsequent to such Vesting Date or Dates, the LTIP Units on which all restrictions and conditions have lapsed shall no longer be deemed restricted or forfeitable.

     4. Acceleration of Vesting in Special Circumstances. If, before the Vesting Date on which all of the LTIP Units granted hereby become fully vested, the Grantee's service with Provident Trust and all of its Affiliates is terminated by reason of (i) the death of the Grantee, or (ii) the incapacity of the Granteee due to physical or mental illness or disability which qualifies the Grantee to receive benefits under Provident Trust's long-term disability plan, or (iii) the



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

termination of the Grantee's service by Provident Trust and its Affiliates without Cause (as defined in the Employment Agreement between the Grantee and Provident Trust), or (iv) the termination of the Grantee's service by the Grantee for Good Reason (as defined in the Employment Agreement between the Grantee and Provident Trust), then the Grantee shall be treated as if he had remained in continuous service with Provident Trust and its Affiliates through the next scheduled Vesting Date following the date on which such termination of service occurs.

     5. Distributions. Distributions on the LTIP Units shall be paid currently to the Grantee in accordance with the terms of the Partnership Agreement and the Plan.

     6. Incorporation of Plan and Partnership Agreement. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all of the terms and conditions of the Plan and the Partnership Agreement. Capitalized terms used in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     7. Covenants. The Grantee hereby covenants as follows:

          (a) At all times that the Grantee holds any LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.

          (b) The Grantee may, at the Grantee's election, make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder. If the Grantee makes such election, the Grantee shall deliver with this Agreement a completed, executed copy of the election form attached hereto as Annex B. The Grantee agrees to file any such election (or to permit the Partnership to file such election on the Grantee's behalf) within thirty (30) days after the award of the LTIP Units hereunder with the IRS Service Center at which such Grantee files his or her personal income tax returns, and to file a copy of such election with the Grantee's U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

     8. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

     9. Amendment. The Grantee acknowledges that the Plan may be amended or discontinued in accordance with its terms and that this Agreement may be amended or canceled by the Committee, on behalf of the Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall adversely affect the Grantee's rights under this Agreement without the Grantee's written consent.



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

     10. No Obligation to Continue Employment. Neither Provident Trust nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment, and neither the Plan nor this Agreement shall interfere in any way with the right of Provident Trust or any Affiliate to terminate the employment of the Grantee at any time for any reason.

     11. Notices. Notices hereunder shall be mailed or delivered to the Partnership at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Partnership or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applied without regard to conflict of law principles. The parties hereto agree that any action or proceeding arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement, any breach hereof or any action covered hereby, shall be resolved within the State of New York and the parties hereto consent and submit to the jurisdiction of the federal and state courts located within the City of New York, New York. The parties hereto further agree that any such action or proceeding brought by either party to enforce any right, assert any claim, obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in federal or state courts located within the State of New York.

                                     Provident Senior Living Trust


                                     By:
                                         -------------------------------------


                                     PSLT OP, L.P.

                                     By:  PSLT GP, LLC,
                                          its general partner

                                     By:  Provident Senior Living Trust,
                                          its sole member


                                          By:
                                             ---------------------------------


     The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the Grantee.


                                     -----------------------------------------
                                     Grantee



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

                                    ANNEX A
                                    -------

                    FORM OF LIMITED PARTNER SIGNATURE PAGE


     The Grantee, desiring to become one of the within named Limited Partners of PSLT OP, L.P., hereby becomes a party to the Agreement of Limited Partnership of PSLT OP, L.P. The Grantee agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.


                                   _________________________________________
                                   Name:____________________________________
                                   Address:  _______________________________
                                             _______________________________
                                             _______________________________



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

                                    ANNEX B

                ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
                TRANSFER OF PROPERTY PURSUANT TO SECTION 83(b)
                         OF THE INTERNAL REVENUE CODE


     The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

     1. The name, address and taxpayer identification number of the undersigned are:

        Name (the "Taxpayer"):     ___________________________________________

        Address:                   ___________________________________________
                                   ___________________________________________
                                   ___________________________________________

        Social Security Number:    ___________________________________________

     2. Description of property with respect to which the election is being made:

        The election is being made with respect to 35,000 LTIP Units
        (restricted partnership interests) in PSLT OP, L.P. (the "Partnership").

     3. The date on which the LTIP Units were transferred is September 7, 2004. The taxable year to which this election relates is calendar year 2004.

     4. Nature of restrictions to which the LTIP Units are subject:

        (a) Until the LTIP Units become vested, the Taxpayer may not transfer in any manner any portion of the LTIP Units.

        (b) The Taxpayer's LTIP Units are subject to time-based vesting with 33-1/3% vesting on September 7, 2005, 33-1/3% vesting on September 7, 2006 and 33-1/3% vesting on September 7, 2007, subject to accelerated vesting in the event of the termination of the Taxpayer's employment with the Partnership and its affiliates in certain circumstances.

        (c) Unvested LTIP Units will be forfeited and repurchased by the Partnership at cost in the event of the termination of the Taxpayer's employment with the Partnership and its affiliates prior to an applicable vesting date



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

     5. The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $0.25 per LTIP Unit.

     6. The amount paid by the Taxpayer for the LTIP Units was $0.25 per LTIP Unit.

     7. A copy of this statement has been furnished to the Partnership and to Provident Senior Living Trust, the sole member of PSLT GP, LLC, the general partner of the Partnership.


Date:  ________  __, _____                   _________________________________
                                             Name:____________________________


                                Spousal Consent

     The undersigned hereby consents to the making, by the undersigned's spouse, of the foregoing election pursuant to Section 83(b) of the Internal Revenue Code.


Date:  ________  __, _____                   _________________________________
                                             Name:____________________________



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